UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): April 21, 2022

EASTERN BANKSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-39610	84-4199750
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

265 Franklin Street			02110
Boston	,	MA
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (800) 327-8376
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EBC	Nasdaq Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01    Other Items.

On April 21, 2022, Eastern Bankshares, Inc. (the “Company”) disclosed that its director Greg A. Shell joined the board of directors of OneWater Marine, Inc., effective April 1, 2022. As described in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) for the 2022 Annual Meeting of Shareholders to be held on May 16, 2022 (“2022 Annual Meeting”), as previously filed with the Securities and Exchange Commission (“SEC”), the Company's Board of Directors has nominated Mr. Shell for election as a Class II director of the Company at the 2022 Annual Meeting. The disclosure has been filed with the SEC as other soliciting material pursuant to Rule 14a-6(b) of the Securities Exchange Act of 1934, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EASTERN BANKSHARES, INC.

DATE: April 21, 2022	By:	/s/ James B. Fitzgerald
James B. Fitzgerald
Chief Financial Officer